Exhibit 3.102

Delaware
The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE STATEMENT OF QUALIFICATION OF “MOTT’S PARTNERS”, CHANGING ITS NAME FROM “MOTT’S PARTNERS” TO “MOTT’S LLP”, FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF DECEMBER, A.D. 2003, AT 11:40 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID STATEMENT OF QUALIFICATION IS THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2003, AT 3 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State
2462306 8100	AUTHENTICATION: 2927073

040099237	DATE: 02-12-04

STATEMENT OF QUALIFICATION
OF
MOTT’S LLP
This Statement of Qualification of Mott’s LLP dated as of December 18, 2003 is executed and tiled by the undersigned to form a limited liability partnership under the Delaware Revised Uniform Partnership Act. The undersigned DOES HEREBY CERTIFY as follows:
     FIRST: The name of the limited liability partnership is Mott’s LLP (the “Partnership”).
     SECOND: The Partnership’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Partnership’s registered agent at such address is Corporation Trust Company.
     THIRD: The number of partners of the limited liability partnership is two.
     FOURTH: The partnership elects to be a limited liability partnership.
     FIFTH: The effective date of this Statement of Qualification is December 28, 2003 at 3:00 P.M. Eastern Standard Time.
[Signature page follows.]

State of Delaware Secretary of State Division of Corporations Delivered 11:38 PM 12/22/2003 FILED 11:40 PM 12/22/2003 SRV 030847131 — 2462306 FILE

IN WITNESS WHEREOF, the undersigned has duly executed this Statement of Qualification as of the date first written above.

MOTT’S LLP
By:	Snapple Beverage Corp., as
a limited liability partner

By:	/s/ James L. Baldwin
	Name:	James L. Baldwin
	Title:	Senior Vice President

By:	Nantucket Allserve, Inc., as
a limited liability partner

By:	/s/ James L. Baldwin
	Name:	James L. Baldwin
	Title:	Senior Vice President

Signature Page to Statement of Qualification